AMENDMENT NO. 1 TO THE AMENDED AND RESTATED QUOTA SHARE REINSURANCE AGREEMENT This Amendment No. 1 (this “Amendment”) to the Amended and Restated Quota Share by and between American Family Mutual Insurance Company, S.I. (the “Company”) and Bowhead Insurance Company, Inc. (the “Reinsurer”) dated the 23rd day of May, 2024 (the “Agreement”) is effective 12:01 am Eastern Time as of 4th day of May 2026 (the “Amendment Effective Date”). WITNESSETH: THAT, in consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinbelow set forth, the parties hereto agree as follows: PREAMBLE WHEREAS, the Company and the Reinsurer entered into a quota share reinsurance agreement dated as of January 1, 2021 (the “Original Agreement”), and subsequently amended and restated that agreement by entering into the Agreement on the May 23, 2024. WHEREAS, the Company and Reinsurer desire to amend certain terms in the Agreement. Section 1. Defined Terms As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary. Section 2. Amendments 2.1 Limits. Section 4.02(i) of the Agreement shall be amended and restated in its entirety as follows: (i) By the Company upon three hundred sixty five (365) days’ notice if the aggregate gross written premium produced by or through Agent under the Agency Agreements and ceded to the Reinsurer under this Agreement exceeds $1,500,000,000 in the aggregate during any calendar year and the Company and the Reinsurer have not reached a mutually acceptable agreement within ninety (90) days of the Reinsurer’s receipt of such notice. During the period from the date the Reinsurer received a notice of termination under this Section 4.02 until such termination, the parties may discuss an extension or amendment of the terms of this Agreement. 2.2 Obligations. Section 5.06(a)(vi) of the Agreement shall be amended and restated in its entirety as follows: “Obligations” within this Article V shall, if the Reinsurer is licensed or accredited as required to provide the Company with full credit for the reinsurance ceded hereunder in the Company’s statutory financial statements, include: (A) Reinsured losses and allocated loss expenses paid or payable by the Company, but not recovered from the Reinsurer; (B) Reserves for reinsured losses reported and outstanding; (C) Reserves for reinsured losses incurred but not reported; and (D) Reserves for allocated reinsured loss expenses; and (E) (1) starting as of June 30, 2026 until September 29, 2026, Reserves for 55% of unearned premiums; (2) starting as of September 30, 2026 through and until December 30, 2026, Reserves for 70% of unearned premiums; (3) starting as of December 31, 2026 through and until March 30, 2027, Reserves for 85% of unearned premiums; and (4) starting March 31, 2027, 100% of unearned premiums; provided, however, for each of the foregoing clauses (1)-(4), that this amount may be reduced by an amount, determined by the Reinsurer in good faith to be no more than strictly necessary to prevent the Reinsurer and its affiliates from (i) breaching any liquidity covenant under any credit facility that supports the Reinsurer’s operations or (ii) having insufficient liquidity for the day to-day operations of the Reinsurer and its affiliates; provided that, the establishment of reserves for purposes of the definition of “Obligations,” and the determination of corresponding funding of security for such Obligations provided in Section 5.03, shall both be set by the Reinsurer, reasonably, in good faith and in accordance with SAP, determined net of any and all inuring reinsurance purchased by the Reinsurer for the Subject Business (the “Inuring Reinsurance”); provided further, that (1) the Reinsurer shall be obligated to instruct all such Inuring Reinsurance retrocessionaires that any funds paid, payable or advanced to the Reinsurer in respect of any such Inuring Reinsurance shall be immediately deposited directly into the Trust Account or the Claims Payment Account, as directed in writing by the Company from time to time, and at any time, and (2) the Reinsurer shall not take any action that would redirect any such Inuring Reinsurance recovery or payment other than to the

Trust Account or the Claims Payment Account, as provided in the immediately preceding clause, without the express written direction of the Company. If the Reinsurer breaches this Section 5.06, the Company shall have the right to terminate this Agreement pursuant to Section 4.02(h), subject to the applicable cure period provided therein. If the Reinsurer is not licensed or accredited as required to provide the Company with full credit for the reinsurance ceded hereunder in the Company’s statutory financial statements, the term “Obligations” within this Article V shall include: (A) Reinsured losses and allocated loss expenses paid or payable by the Company, but not recovered from the Reinsurer; (B) Reserves for reinsured losses reported and outstanding; (C) Reserves for reinsured losses incurred but not reported; and (D) Reserves for allocated reinsured loss expenses and unearned premiums; provided, that the establishment of reserves for purposes of the definition of “Obligations,” and the determination of corresponding funding of security for such Obligations provided in Section 5.03, shall both be set by the Company, reasonably, in good faith and in accordance with SAP, determined gross of any and all Inuring Reinsurance. 2.3 Commissions. Section 8.02 of the Agreement shall be amended and restated in its entirety as follows: 8.02 It is understood that the Reinsurer shall pay the Company directly within thirty (30) days following the end of each month (or with respect to the first such month, the first month ending after the execution and delivery of the Original Agreement in respect of the period since November 1, 2020 to such month end), as a Ceding Fee (the “Ceding Fee”), an amount equal to 2% of the Net Premium reported by the Reinsurer per month; provided, that beginning on the date that as of 12:01 am Eastern Standard Time is: (a) twelve (12) months after the Date of Determination, the Ceding Fee shall increase to 2.75%; (b) twenty-four (24) months after the Date of Determination, the Ceding Fee shall increase to 3.25%; and (c) thirty-six (36) months after the Date of Determination, the Ceding Fee shall increase to 5.0%:

provided, however, in (i) the fiscal year ending December 31, 2027, the Ceding Fee for any Net Premium transacted and effective during such calendar year in excess of $1,000,000,000 shall be 5.75%; and (ii) any fiscal year commencing on or after January 1, 2028, the Ceding Fee for any Net Premium transacted and effective during such calendar year in excess of $1,000,000,000 shall be 6.5%. On the date that is sixty (60) months after the Date of Determination, if the Company has not exercised its right of termination under Section 4.02(a)(i), the Company and the Reinsurer shall seek to agree on a new Ceding Fee applicable on and after such date; provided, that if the Parties do not agree on a new Ceding Fee, the Company shall have the right to terminate this Agreement pursuant to Section 4.02(a)(ii). 2.4 Notices. Section 21.01 of the Agreement shall be amended and restated in its entirety as follows: 21.01 All notices required to be given hereunder shall be deemed to have been duly given by personally delivering such notice in writing or by sending it by a delivery service or by mailing it, Certified Mail, return receipt requested, with postage prepaid to the address as shown below. Any party may change the address to which notices and other communications hereunder are to be sent to such party by giving the other party written notice thereof in accordance with this provision. To the Company: American Family Mutual Insurance Company, S.I. 6000 American Parkway, Madison, WI 53783 Thomas.Hrdlick@amfam.com Attention: Thomas Hrdlick Copy To: Parr.Schoolman@amfam.com Attention: Parr Schoolman To the Reinsurer: Bowhead Insurance Company, Inc. 452 Fifth Avenue, 24th Floor New York, NY 10018 regulatory-legal@bowheadspecialty.com Attention: Office of the General Counsel Section 3. Miscellaneous. 3.1. No Other Amendments; Effectiveness. Except as expressly amended and/or superseded by this Amendment, the Agreement remains and shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Agreement. This Amendment and the Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Agreement. If and to the extent there are any inconsistencies between the Agreement and this Amendment with respect to the matters set forth herein, the terms of this Amendment shall control. References in the Agreement to the Agreement shall be deemed to mean the Agreement as amended by this Amendment. On and after the Amendment Effective Date, each reference to the Agreement, “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended hereby provided, that references in the Agreement to “the date hereof” or “the date of this Agreement” or words of like import shall continue to refer to the date of May 23, 2024. 3.2. Sections of the Agreement. Section 21.02, Section 21.04, Section 21.05, Section 21.06, Section 21.07, Section 21.08, Section 21.15, Section 21.16 and Section 21.17 of the Agreement are each hereby incorporated by reference mutatis mutandis. [Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers duly authorized so to do, and their respective corporate seals to be attached hereto as of the date and year first above written. AMERICAN FAMILY MUTUAL INSURANCE COMPANY, S.I. By: ___/s/ Troy Van Beek_________________ Name: Troy Van Beek Title: Enterprise Chief Financial Officer and Treasurer as the Company BOWHEAD INSURANCE COMPANY, INC. By: ___/s/ Stephen Sills__________________ Name: Stephen Sills Title: Chief Executive Officer and President as the Reinsurer [Signature page to the 1st Amendment to the Amended and Restated Quota Share Reinsurance Agreement]